Exhibit 99
SunTrust Robinson Humphrey Financial Services UnConference May 23, 2007

Forward-looking Statements This presentation includes forward-looking statements such as: statements of Southwest's goals, intentions, and expectations; estimates of risks and of future costs and benefits; expectations regarding future financial performance of Southwest and its operating segments; assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; liquidity, contractual obligations, off-balance sheet risk, and market or interest rate risk; and statements of Southwest's ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate its future results.

A Different Kind of Financial Holding Company... Focused on attractive commercial market niches healthcare lending, commercial real estate, selected Texas markets Powerful competitive differentiators specialized healthcare consulting services, unique technology solutions Kansas Oklahoma Texas

.... With an Impressive Performance Record 00 01 02 03 04 05 06 East 1.2 1.2 1.4 1.6 1.9 2.1 2.2 9% CAGR Total Assets ($B) Note 1: Diluted, Reflects 3:2 Stock Split 8/29/01 & 2:1 Stock Split 8/29/03 00 01 02 03 04 05 06 East 0.88 1 1.11 1.22 1.48 1.55 1.79 EPS(1) ($) ROE consistently above 13.75% 10.7% CAGR

The Southwest Bancorp Story On the move Strong performance record Powerful differentiators Executing focused growth strategy

At a Glance Financial holding company based in Stillwater, Oklahoma established 1894 18 offices in 3 states 43% of loans in higher growth Texas, Kansas $2.2B(1) in assets Market cap ~$360M(1) 11% owned by insiders KANSAS OKLAHOMA TEXAS Kansas City Wichita Tulsa (2) Stillwater (3) Oklahoma City (3) Chickasha Frisco Dallas Austin San Antonio (2) Tilden Houston Note 1: As of 3/31/07

More Than Just a Bank Stillwater National Bank and Trust Co. SNB Bank of Wichita (FSB) Business Consulting Group, Inc. Healthcare Strategic Support, Inc.

Successful Growth Record Assets $3B 1894 1982 1993 Focused Oklahoma Growth Expansion in TX and KS $0 $1B $2.2B San Antonio Acquisition & Houston LPO San Antonio Austin & Kansas City Dallas & Wichita IPO Oklahoma City LPO Tulsa LPO 2002 1985 2006 2001 $2B

Our Focus is Commercial Southwest Bancorp Peer Group(1) Average Interest income as % of revenues ~87% ~76% Average commercial loan ~$500,000 unknown Skill level of commercial lenders High Mixed Number of branches 18 Note 1: Peer Group = 30 public bank holding companies in Central U.S. with assets from $2 to $5 billion Note 2: SNL Financial, as of March 31, 2007 (2) 54 (2)

The Southwest Bancorp Story On the move Strong performance record Powerful differentiators Executing focused growth strategy

2000 2001 2002 2003 2004 2005 2006 0.9 0.9 1.1 1.3 1.6 1.7 1.8 $B Significant growth in Texas and Kansas 10.4% CAGR Strong Growth in Loans Oklahoma-Focused Expansion into TX and KS

29% in healthcare Diversified Loan Portfolio (As of Dec 31, 2006) 24% Commercial 34% Commercial Real Estate Residential Real Estate 5% Construction 25% Student Loans 10% Other Consumer 2%

Solid Capital Ratios Guideline Southwest Bancorp East 0.05 0.109 Leverage Ratio Guideline Southwest Bancorp East 0.06 0.123 Tier 1 Capital Guideline Southwest Bancorp East 0.1 0.135 Total Capital Note: Regulatory guidelines are for "well-capitalized" institutions (As of Dec 31, 2006)

Average = 1.30% Non-Performing Loans to Total Loans 2000 2001 2002 2003 2004 2005 2006 0.0132 0.0099 0.0117 0.0122 0.0143 0.0136 0.0164

2000 2001 2002 2003 2004 2005 2006 0.6214 0.5948 0.5728 0.5511 0.5144 0.506 0.5167 Improved Efficiency Ratio

Q1, 2007 Highlights Q1, 2007 Q1, 2006 Special charges ($0.14) $0.00 EPS after special charges $0.31 $0.44 Special charges ATM cash write off and related legal expenses Impairment charge on venture capital investment Continued to execute strategy Portfolio loans up 20% from Q1, 2006 Grew in Texas and Kansas, now 47% of total portfolio loans vs. 39% in Q1, 2006 Core deposits up 9% from Q1, 2006

The Southwest Bancorp Story On the move Strong performance record Powerful differentiators Executing focused growth strategy

As We Have Grown... Developed and Refined our Business Models Strengthened base in Oklahoma 1993-2001 Entered Texas and Kansas 2002-2005 Continued Expansion Acquisition 2006 Refined commercial, community bank models Incubated health care model Implemented De Novo banking model First acquisition San Antonio market Expansion in Texas Oklahoma City San Antonio Tilden Houston Kansas City Wichita Frisco Dallas Austin San Antonio Tulsa Stillwater Oklahoma City Chickasha

Today: Four Key Differentiators Effective community banking model 4 Successful De Novo branch model 1 Unique healthcare focus 2 Leading- edge technology solutions 3

Differentiator #1 Successful De Novo Branch Model 2. Open LPO add 2-3 lenders 3. Establish De Novo branch $15-30M assets 4. Full commercial branch 14 months to profitability Identify market research

0 $191M 2002 2006 Differentiator #1 Branch Model at Work Model developed in Oklahoma City (1982) Tulsa (1985) Applied to Texas Frisco (2002) Austin (2004) San Antonio (2005) Frisco: A Closer Look Loans Profitable in 2003

Differentiator #2 Unique Healthcare Focus Dedicated Healthcare Lending Group, without geographic boundaries Expertise in complex healthcare lending Serving physicians and dentists in 24 states Offer wide range of solutions real estate, construction, equipment operating capital practice startup

Differentiator #2 Healthcare Model at Work Texas Cancer Clinic San Antonio, Texas Cypress Surgery Center Wichita, Kansas Lafayette Surgical Specialty Hospital Lafayette, LA Tulsa Spine Hospital Tulsa, Oklahoma

Differentiator #2 Unique Healthcare Services = Loyal Customers "My personal experience with SNB is such that I would never bank anyplace else... I see SNB as a partner that will help me throughout my career." Robert A German, M.D. Orthopedic Surgeon McBride Clinic

Differentiator #3 Leading Edge Technology Solutions Allow us to compete without boundaries cutting edge delivery solutions Digital Lockbox accelerates cash flow, minimize paper documents, improve service, reduce overhead Check Capture allows clients to make deposits at their location - in cities outside our footprint Loan participation program online review / purchase convenience

Differentiator #3 A Closer Look at Digital Lockbox Services Increases clients' revenue and efficiency Key advantage is indexing options Client mail received by SWB Checks deposited Documents scanned & indexed Documents online 24/7

Compete without borders, in areas without bricks and mortar Differentiator #3 Digital Lockbox Model at Work 03 04 05 06 East 0.6 0.8 1 1.1 Growth in deposits processed ($B) Lockbox clients across the US

Differentiator #4 Effective Community Banking Model Emphasis on deposit gathering, seeking efficient funding sources Highly trained senior team members, delivering superior personalized service Oklahoma bank average (estimated) Southwest Bancorp in Oklahoma East 28750 130600 Performance in Oklahoma demonstrates success (average deposits per branch) ($000's) Note 1: SNL Financial, as of December 31, 2006 (1)

The Southwest Bancorp Story On the move Strong performance record Powerful differentiators Executing focused growth strategy

Growth Strategy Continue focus on growth niches Large market 1 Selective acquisitions Community model 3

A Closer Look at Our Acquisition Criteria Locations in Texas and other select geographies, where market is supportive Characteristics: bank size ^ $200M community population ^ 500,000 mature ownership and management

Oklahoma Leveraging Success: Large Growth Opportunity in Texas Note 1: SNL Financial Texas 0.1 Stillwater Tulsa Oklahoma City San Antonio Dallas / Ft. Worth Houston Austin East 0.032 0.051 0.067 0.114 0.131 0.142 0.171 Projected Population Growth 2006-2011 (as of December 31, 2006) (1)

Midwest bank peers Southwest Bancorp 3rd Qtr 4th Qtr East 19.2 15.6 90 20.4 West North Current Low Valuation Price / LTM Earnings (as of Dec 31, 2006) Note 1: Peer Group = 30 public bank holding companies in Central U.S. with assets from $2 to $5 billion

A different kind of financial holding company Why Invest in Southwest Bancorp Attractive market niches healthcare commercial real estate Texas Powerful differentiators technology solutions competing without borders, in areas without bricks and mortar Strong, consistent performance record EPS 10.7% CAGR, 7 years

SunTrust Robinson Humphrey Financial Services UnConference May 23, 2007